UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                SCHEDULE 14C / A
                                  1st Amendment


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2)
[ ]  Definitive Information Statement

                                    ARTESCOPE, INC.
          ------------------------------------------------------------
                   (Name of Registrant as Specified In Its Chapter)

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              pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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         [ ]  Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the
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INFORMATION STATEMENT                    ARTESCOPE, INC.                  2 OF 4


                                                                Preliminary Copy
                                 ARTESCOPE, INC.
                            (a Delaware corporation)

                              INFORMATION STATEMENT


                 Date first mailed to stockholders: July , 2002


                          29 Abingdon Road, Kensington
                             London, W86AH, England
                          (Principal Executive Offices)

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


ITEM 1.  INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A.

         a.   Introduction.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Artescope in connection with the prior approval by the board of directors of Artescope, and receipt by the board of approval by written consent of the holders of a majority of Artescope's outstanding shares of Common Stock, of a resolution to,

         1. amend Article First of the Articles of Artescope by changing the name of Artescope to "GlobeTrac Inc.", or, if the new name is unacceptable to the applicable regulators having jurisdiction over the affairs of Artescope, to any such other name that is approved by the board of directors in its sole discretion; and

         2. amend Article Fourth of the Articles of Artescope by increasing the authorized capital from 55,000,000 shares to 205,000,000 shares all with a par value of $0.001 per share, which represents 200,000,000 shares of Common Stock and 5, 000,000 shares of Preferred Stock.

         (collectively, the "Amendments').

Section 228 of the Delaware General Corporation Law and the By-laws of Artescope provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

On May 7, 2002, the board of directors of Artescope approved and recommended the Amendments. Subsequently, the holders of a majority of the voting power signed and delivered to Artescope written consents approving the Amendments, in lieu of a meeting. Since the holders of the required majority of Common Stock have approved the Amendments, no proxies are being solicited with this Information Statement.

Artescope has obtained all necessary corporate approvals in connection with the Amendments and your consent is not required and is not being solicited in connection with the approval of the Amendments. This Information Statement is furnished solely for the purpose of informing stockholders in the manner required under the Securities Exchange Act of 1934 of these corporate actions before they take effect.

The Amendments will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion.


This Information Statement is dated July ___, 2002 and is first being mailed to stockholders on or about July ___, 2002


         b.   Dissenters' Right of Appraisal.

Under Delaware General Corporation Law and the Articles and By-laws of Artescope, holders of Common Stock of Artescope are not entitled to dissenters' appraisal rights in connection with the Amendments.

INFORMATION STATEMENT                   ARTESCOPE, INC.                   3 OF 4

         c.   Voting Securities and Principal Holders Thereof

As of May 7, 2002, there were 6,210,000 outstanding shares of Common Stock of Artescope, each of which was entitled to one vote for the purpose of approving the Amendments. Stockholders of record at the close of business on May 7, 2002 (the date of the stockholders' written consent) were furnished copies of this Information Statement.


To the best knowledge of Artescope, no director, officer or key employee, individually or as a group, owns any shares of Common Stock of Artescope. We confirm that no convertible securities exist that are convertible into shares of our Common Stock.

To the best knowledge of Artescope, the following table sets forth all persons beneficially owing more than 5% of the common stock of Artescope as at May 7, 2002. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.


       ====================================================================================================
        (1)                     (2)                               (3)                         (4)
        TITLE OF CLASS          NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF        PERCENT
                                OWNER                             BENEFICIAL OWNER  [1]       OF CLASS [2]
       ----------------------------------------------------------------------------------------------------
        Common Stock            Gregory M. Pek [3]                    1,000,000                  16.1%
                                c/o 19/F , 80 Gloucester Road
                                Wanchai, Hong Kong
       ----------------------------------------------------------------------------------------------------
        Common Stock            Tony Horrell [3]                      1,000,000                  16.1%
                                c/o 29 Abingdon Road
                                Kensington
                                London, W86AH, England
       ====================================================================================================



[1] The listed beneficial owner has no right to acquire any shares within 60 days of the date of this Information Statement from options, warrants, rights, conversion privileges or similar obligations.
[2] Based on 6,210,000 shares of common stock issued and outstanding as of May 7, 2002.
[3]  These shares are registered in the name of "Jeffs & Company, trustee".


On May 6, 2002, Renee Y. Close resigned as a director and as the president and secretary of Artescope and Bernard P. Colacchio resigned as a director and as the treasurer of Artescope. In their place, John daCosta was appointed a director and the president, treasurer, and secretary of Artescope. As a result of this change in management, there was a change in control of Artescope.


On May 28, 2002, Artescope paid out a stock dividend. Each shareholder of record received three shares of Common Stock for every one share of Common Stock of Artescope held by that shareholder. This increased the number of outstanding shares of Common Stock of Artescope to 24,840,000 shares.

On June 21, 2002, Artescope received the request to cancel 3.8 million outstanding shares of Common Stock of Artescope. On June 21, 2002 the board of directors authorized the cancellation of the shares. The share certificates were delivered to Artescope's transfer agent for cancellation and the shares were returned to Artescope's treasury. This decreased the number of outstanding shares of Common Stock of Artescope to 21,040,000 shares.


ITEM 2.  STATEMENT THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 3.  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED
         UPON.

The board of directors approved the Amendments on May 7, 2002. At that time and as of the date of this Information Statement, the directors and officers of Artescope did not own any shares of Common Stock of Artescope and, accordingly, do not have a substantial interest in the Amendments. As for the former directors and officers of Artescope, they owned no shares at the time of the approval of the Amendments.

INFORMATION STATEMENT                  ARTESCOPE, INC.                    4 OF 4


ITEM 4. PROPOSALS BY SECURITY HOLDERS.

Not applicable as no proposals submitted.




                                      BY ORDER OF THE BOARD OF DIRECTORS


                                               /s/ John daCosta
Dated June 24, 2002                   -------------------------------------
                                             JOHN DACOSTA - PRESIDENT